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                                                                   EXHIBIT 10.10



                                ESCROW AGREEMENT


         This Escrow Agreement is made this 25th day of August, 1999, by and between Fairview Partners, an Ohio general partnership, whose address is 5807 McCray Court, Cincinnati, Ohio 45224 ("Lender"), Cafe Odyssey, Inc., whose address is 4801 West 81st Street, Suite 112, Bloomington, Minnesota 55437, ("Borrower") and Johnson Trust Company, an Ohio banking corporation, 3777 West Fork Road, Cincinnati, Ohio 45247 ("Escrow Agent"), under the following circumstances:

         A. Borrower has entered into a Merger Agreement to acquire all of th stock of popmail.com (the "Merger Agreement").

         B. Lender has agreed to loan to Borrower Two Million and 00/100 Dollars ($2,000,000.00) (the "Loan") to acquire the stock of popmail.com pursuant to the terms of the Loan Agreement (the "Loan Agreement").

         C. Lender and Borrower desire to place in escrow the Loan proceeds on the following terms and conditions.

         NOW, THEREFORE, the parties agree as follows:

         1. On the date hereof, Lender shall deposit with the Escrow Agent the proceeds of the Loan ("Escrow Funds").

         2. Escrow Agent hereby accepts the Escrow Funds and its obligations set forth herein. Escrow Agent shall subsequently disburse the Escrow Funds and any interest earned thereon to or for the benefit of Borrower upon receipt of a joint instruction letter from Lender and Borrower that the following conditions have been satisfied:

              a) Borrower has notified Lender in writing that the transaction contemplated by the Merger Agreement, shall be consummated as set forth in such Agreement (the "Closing");

              b) Contemporaneously with the disbursement of the Escrow Funds, Borrower shall deliver an executed copy of the Merger Agreement and evidence of the ownership of such stock;

              c) Borrower has paid to Lender a One Percent (1%) fee on the principal amount of the Loan and Lender's reasonable legal expenses in connection with the Loan;

              d) All of the liens (excluding true leases) encumbering the collateral described in the Deed of Trust have been terminated or delivery of a payoff letter from the applicable creditor in form and substance acceptable to Lender providing for the satisfaction and termination of the conflicting lien in question and the Loan proceeds are used to satisfy such conflicting lien and upon the filing of financing statements and the Deed of Trust, Lender shall obtain a first and best lien on the collateral described in the Deed of Trust;



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              e)    Lender has received an executed original of an Agreement
between Denver Pavilions, L.P. and Lender in form and substance, reasonably satisfactory to Lender; and

              f) Borrower has delivered a borrowing resolution, goodstanding certificate and certified articles of incorporation as required by the Loan Agreement.

         3. If there is a failure to close under the Merger Agreement by Purchaser on or before November 30, 1999 or the conditions set forth in Section 2 have not been satisfied at the time of the Closing, Lender shall give notice to Escrow Agent that the Closing shall not occur at which time Escrow Agent shall disburse the Escrow Funds to Lender to repay the Loan. In the event the Escrow Funds are not sufficient to repay the Loan, Borrower shall forward any additional amount to Lender to repay the Loan in full.

         4. Except as otherwise set forth herein, Escrow Agent shall only follow a written instruction concerning the Escrow Funds from Lender or any instruction from a court of competent jurisdiction.

         5. The Escrow Agent shall invest the Escrow Funds in an interest bearing escrow account or in one (1) or more investments of the type and quality agreed to in writing by Lender and Borrower. The Escrow Agent shall cause all interest earned on or with respect to the Escrow Funds to be deposited with the Escrow Funds. Such deposited interest shall be distributed to Borrower.

         6. All notices and communications herein required to be given or made to Lender or Borrower shall be deemed to be served three (3) days after deposit in the United States mail, registered or certified mail, postage prepaid, return receipt requested, addressed or by overnight courier, telegram or facsimile (to the facsimile numbers set forth below their signature hereon) to Lender and Borrower at their respective addresses as stated above or at such address or facsimile number as each shall notify the other in writing. All notices and communications to Escrow Agent shall be in writing and shall be deemed served when received by Escrow Agent by mail, courier, telegram or facsimile (to the facsimile number set below its signature hereon) at its address as stated above.

         7. The duties and obligations of Escrow Agent shall be determined solely by the express provisions of this Escrow Agreement, and Escrow Agent shall not be liable except for the performance of the duties and obligations specifically set forth herein. Escrow Agent's sole responsibility shall be to the safekeeping, investment and disbursement of the Escrow Funds.

         8. Notwithstanding the foregoing, the Escrow Agent shall not be liable except for willful misconduct or gross negligence in the performance of its duties and obligations as set forth herein. The Lender and Borrower each agree to indemnify and hold the Escrow Agent harmless against any and all loss, damage, liability or expense incurred arising out of or in connection with the acceptance of its position as Escrow Agent and the administration of this Escrow Agreement, including without limitation its reasonable out-of-pocket expenses incurred in the performance of its duties hereunder

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and the costs and expenses of defending against any claim in connection with the performance of its duties hereunder; provided, however, that the Escrow Agent shall not be indemnified for any loss, damage, liability or expense caused by or arising out of such Escrow Agent's gross negligence or willful misconduct.

         9. Except as otherwise specified herein, the Escrow Agent agrees to serve without compensation.

         10. If any disagreement should arise among Lender and Borrower with respect to this Escrow Agreement, or the Escrow Funds or if the Escrow Agent is not in agreement as to the amount of any disbursement Lender or Borrower are entitled to or any other matter that may arise hereunder, or if the Escrow Agent cannot determine the proper action to be taken, the Escrow Agent shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all performance under this Escrow Agreement until the Escrow Agent is satisfied that such disagree ment has been resolved; or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Agreement.

         11. If Escrow Agent shall in good faith determine that it requires the services of legal counsel to properly perform its duties hereunder, Lender and Borrower shall be responsible for such fees.

         12. This Escrow Agreement shall terminate upon the disbursement by Escrow Agent of the Escrow Funds.


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         IN WITNESS WHEREOF, the parties have hereto executed this Agreement as of the day and year first above written.


WITNESS:                                              FAIRVIEW PARTNERS


 s/ Noel A. Thesing                                   By:  s/ T.E. Johnson
----------------------------                              ----------------------
 s/ Carol J. Stemler                                  Its: Agent
----------------------------                              ----------------------
                                                      Facsimile No.:513-661-3100
                                                                    ------------
                                                      Phone No.: 513-661-3160
                                                                 ---------------

                                                      CAFE ODYSSEY, INC.


 s/ Gail T. King                                      By:  s/ Stephen D. King
----------------------------                             -----------------------
 s/ Roberta J. Hines                                  Its: CEO
----------------------------                             -----------------------
                                                      Facsimile No.:612-837-9916
                                                                    ------------
                                                      Phone No.: 612-837-9917
                                                                 ---------------
                                                      ESCROW AGENT

                                                      JOHNSON TRUST COMPANY

 s/ Noel A. Thesing                                   By:  s/ Michael Barnes
 ---------------------------                             -----------------------
                                                      Name:Michael Barnes
                                                           ---------------------
 s/ Carol J. Stemler                                  Its: Vice President
----------------------------                              ----------------------
                                                      Facsimile No.:513-661-3100
                                                                    ------------
                                                      Phone No.: 513-661-3160
                                                                ----------------



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